UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): August 23, 2019

AMERICAN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-55456 (Commission File Number)	46-3914127 (I.R.S. Employer Identification No.)

9002 Technology Lane, Fishers Indiana, 46038
(Address of principal executive offices)

(317) 855-9926
(Registrant’s telephone number, including area code)

________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See: General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Underwriting Agreement

On August 23, 2019, we entered into an underwriting agreement (the “Agreement”) with Maxim Group LLC (“Maxim”), as the sole underwriter and book running manager, with respect to the issuance and sale of an aggregate of 3,600,000 shares (the “Shares”) of Class A Common stock, par value $0.0001 per share (the “Common Stock”), together with warrants to purchase an aggregate of 3,600,000 shares of Class A Common stock (the “Warrants”) at an exercise price equal to $1.20 per share of Common Stock (the “Exercise Price”) in an underwritten public offering. The terms of the Warrants are set forth in a Form of Warrant attached within the Warrant Agreement attached to this report on Form 8-K. The public offering price for each Share together with the accompanying Warrant was $1.05. Pursuant to the Agreement, we also granted Maxim a 45-day option to purchase an additional 540,000 Shares and/or additional Warrants to purchase 540,000 Shares to cover any over-allotments made by the underwriters in the sale and distribution of the Shares and Warrants. The gross proceeds of the offering, before deducting underwriter discounts and commissions and other offering expenses, are $3,780,000, or approximately $4,347,000 if the underwriters exercise in full their overallotment option.

The Common Stock and Warrants are being offered and sold to the public pursuant to the Company’s registration statement on Form S-3, (File No. 333-230786), which was declared effective with the U.S. Securities and Exchange Commission (“SEC”) on June 4, 2019. A preliminary prospectus supplement relating to the offering was filed with the SEC on August 21, 2019 and is available on the SEC’s web site at http://www.sec.gov. Copies of the final prospectus supplement may be obtained from Maxim Group LLC, 405 Lexington Avenue, New York, NY 10174, (800) 724-0761.

Pursuant to the Agreement, we agreed to pay Maxim a cash fee equal to 8% of the aggregate gross proceeds raised in this offering. We have also agreed to pay Maxim a non-accountable expense allowance relating to the offering, including without limitation the reasonable fees, disbursements and other charges of the underwriters’ counsel, up to $65,000.

The Agreement contains customary representations, warranties and agreements by us, customary conditions to closing, indemnification obligations of us and Maxim, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Agreement. The offering closed on August 27, 2019 (the “Closing Date”).

Warrant

Pursuant to the Form of Warrant, each Warrant will be exercisable beginning on the date of issuance (the “Initial Exercise Date”). The Warrants will be exercisable for five years from the Initial Exercise Date, but not thereafter.

The Warrants include an adjustment provision that, subject to certain exceptions, reduces their exercise price if the Company issues Common Stock or Common Stock equivalents at a price lower than the then-current exercise price of the Warrants.

Subject to limited exceptions, a holder of Warrants will not have the right to exercise any portion of its Warrants if the holder, together with its affiliates, would beneficially own in excess of 4.99% (or, at the election of the holder, 9.99%) of the number of shares of our Common Stock outstanding immediately after giving effect to such exercise (the “Beneficial Ownership Limitation”); provided, however, that upon 61 days’ prior notice to us, the holder may increase the Beneficial Ownership Limitation, provided that in no event shall the Beneficial Ownership Limitation exceed 9.99%.

The exercise price and number of the shares of our Common Stock issuable upon the exercise of the Warrants will be subject to adjustment in the event of any stock dividends and splits, reverse stock split, recapitalization, reorganization or similar transaction, as described in the Form of Warrant.

The foregoing descriptions of the Agreement and Form of Warrant are qualified in their entirety by reference to the full text of the Agreement and the Form of Warrant which are attached to this report on Form 8-K as Exhibits 1.1 and 4.1.

A copy of the legal opinion of Law Office of Clifford J. Hunt, P.A. relating to the legality of the issuance and sale of the Shares and Warrants is filed as Exhibit 5.1 to this Current Report on Form 8-K.

The Company’s press releases, dated August 21, 2019 and August 23, 2019, announcing the offering and pricing of the offering, respectively, are attached as Exhibits 99.1 and 99.2, respectively, to the Current Report on Form 8-K.

This report does not constitute an offer to sell or the solicitation of an offer to buy, and these securities cannot be sold in any state or jurisdiction in which this offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any state or jurisdiction. Any offer will be made only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement.

This report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements related to our future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management and involve a number of risks and uncertainties, many of which are beyond the control of the Company including the substantial doubt relating to the Company’s ability to continue as a going concern. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in our Annual Report on Form 10-K and in other documents that we file from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

Item 9.01.1. Financial Statements and Exhibits.

(d)                                 Exhibits

The following exhibits are attached hereto and filed herewith.

Exhibit No.	Description
1.1	Underwriting Agreement entered into by and between American Resources Corp. and Maxim Group LLC, as sole underwriter, dated August 23, 2019.
4.1	Warrant Agreement and Form of Warrant
5.1	Opinion of Law Office of Clifford J. Hunt, P.A.
99.1	Press Release Dated August 21, 2019
99.2	Press Release Dated August 23, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Resources Corporation

Date: August 27, 2019	By:	/s/ Mark C. Jensen
Mark C. Jensen
Chief Executive Officer